UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2005

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6035	95-2588754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Science Park Drive San Diego, California 92121-1199 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 552-9500

Inapplicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, regardless of any general incorporation language in such filing.

On March 2, 2005, The Titan Corporation issued a press release announcing its unaudited financial results for its fourth quarter and year ended December 31, 2004.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K as an exhibit.

Item 9.01                                             Financial Statements and Exhibits.

(c)	Exhibits (furnished only).

	99.1	Press Release of The Titan Corporation issued March 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TITAN CORPORATION

	By:	/s/ MARK W. SOPP
Mark W. Sopp Senior Vice President, Chief Financial Officer and Treasurer

Date: March 2, 2005

Index to Exhibits

Exhibit No.	Description of document

99.1	Press Release of The Titan Corporation issued March 2, 2005